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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10699) of Tractor Supply Company of our report dated January 24, 2001 appearing on page 17 of the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K.



/s/ PricewaterhouseCoopers LLP
Nashville, Tennessee
March 16, 2001